Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

(1) Summary of Significant Accounting Policies

Basis of Presentation

Puget Energy, Inc. (Puget Energy) is an energy services holding company that owns Puget Sound Energy, Inc. (PSE). PSE is a public utility incorporated in the state of Washington that furnishes electric and natural gas services in a territory covering 6,000 square miles, primarily in the Puget Sound region. In 2009, Puget Holdings LLC (Puget Holdings), owned by a consortium of long-term infrastructure investors, completed its merger with Puget Energy (the merger). As a result of the merger, all of Puget Energy’s common stock is indirectly owned by Puget Holdings. The acquisition of Puget Energy was accounted for in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, “Business Combinations” (ASC 805), as of the date of the merger. ASC 805 requires the acquirer to recognize and measure identifiable assets acquired and liabilities assumed at fair value as of the merger date.

The consolidated financial statements of Puget Energy reflect the accounts of Puget Energy and its subsidiary, PSE. PSE’s consolidated financial statements include the accounts of PSE and its subsidiary. Puget Energy and PSE are collectively referred to herein as “the Company.” The consolidated financial statements are presented after elimination of all significant intercompany items and transactions. PSE’s consolidated financial statements continue to be accounted for on a historical basis and PSE’s financial statements do not include any ASC 805 purchase accounting adjustments. The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

PSE collected Washington State excise taxes (which are a component of general retail customer rates) and municipal taxes totaling $231.7 million, $243.9 million and $244.2 million for 2014, 2013 and 2012, respectively. The Company reports the collection of such taxes on a gross basis in operation revenue and as expense in taxes other than income taxes in the accompanying consolidated statements of income.

Beginning July 1, 2013, PSE’s electric and gas operations contain a revenue decoupling mechanism under which PSE’s actual energy delivery revenues related to electric transmission and distribution, gas operations and general administrative costs are compared with authorized revenues allowed under the mechanism. Any differences are deferred to a regulatory asset for under recovery or regulatory liability for over recovery. Revenues associated with power costs under the Power Cost Adjustment (PCA) mechanism and Purchased Gas Adjustment (PGA) rates are excluded from the decoupling mechanism.

Utility Plant

Puget Energy and PSE capitalize, at original cost, additions to utility plant, including renewals and betterments. Costs include indirect costs such as engineering, supervision, certain taxes, pension and other employee benefits and an Allowance for Funds Used During Construction (AFUDC). Replacements of minor items of property are included in maintenance expense. When the utility plant is retired and removed from service, the original cost of the property is charged to accumulated depreciation and costs associated with removal of the property, less salvage, are charged to the cost of removal regulatory liability.

Planned Major Maintenance

Planned major maintenance is an activity that typically occurs when PSE overhauls or substantially upgrades various systems and equipment on its natural gas fired combustion turbines on a scheduled basis. Costs related to planned major maintenance are deferred and amortized to the next scheduled major maintenance. This accounting method also follows the Washington Utilities and Transportation Commission (Washington Commission) regulatory treatment related to these generating facilities.

Non-Utility Property, Plant and Equipment

For PSE, the costs of other property, plant and equipment are stated at historical cost. Expenditures for refurbishment and improvements that significantly add to productive capacity or extend useful life of an asset are capitalized. Replacement of minor items are expensed on a current basis. Gains and losses on assets sold or retired are reflected in earnings.

Depreciation and Amortization

For financial statement purposes, the Company provides for depreciation and amortization on a straight-line basis. Amortization is recorded for intangibles such as regulatory assets and liabilities, computer software and franchises. The depreciation of vehicles and equipment is allocated to the asset and expense accounts based on usage. The annual depreciation provision stated as a percent of a depreciable electric utility plant was 2.8%, 2.8% and 2.9% in 2014, 2013 and 2012, respectively; depreciable gas utility plant was 3.4%, 3.4% and 3.4% in 2014, 2013 and 2012, respectively; and depreciable common utility plant was 8.5%, 11.4% and 11.6% in 2014, 2013 and 2012, respectively. The decrease in depreciable common utility plant that occurred between 2014 and 2013 was primarily due to asset retirement. Depreciation on other property, plant and equipment is calculated primarily on a straight-line basis over the useful lives of the assets. The cost of removal is collected from PSE’s customers through depreciation expense and any excess is recorded as a regulatory liability.

Goodwill

In 2009, Puget Holdings completed its merger with Puget Energy. Puget Energy remeasured the carrying amount of all its assets and liabilities to fair value, which resulted in recognition of approximately $1.7 billion in goodwill. ASC 350, “Intangibles—Goodwill and Other” (ASC 350), requires that goodwill be tested for impairment at the reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. These events or circumstances could include a significant change in the Company’s business or regulatory outlook, legal factors, a sale or disposition of a significant portion of a reporting unit or significant changes in the financial markets which could influence the Company’s access to capital and interest rates. Application of the goodwill impairment test requires judgment, including the identification of reporting units, assignment of assets and liabilities to reporting units, assignment of goodwill to reporting units and the determination of the fair value of the reporting units. Management has determined Puget Energy has only one reporting unit.

The goodwill recorded by Puget Energy represents the potential long-term return to the Company’s investors. Goodwill is tested for impairment annually using a two-step process. The first step compares the carrying amount of the reporting unit with its fair value, with a carrying value higher than fair value indicating potential impairment. If the first step test fails, the second step is performed. This would entail a full valuation of Puget Energy’s assets and liabilities and comparing the valuation to its carrying amounts, with the aggregate difference indicating the amount of impairment. Goodwill of a reporting unit is required to be tested for impairment on an interim basis if an event occurs or circumstances change that would cause the fair value of a reporting unit to fall below its carrying amount.

Puget Energy conducted its annual impairment test in 2014 using an October 1, 2014 measurement date. The fair value of Puget Energy’s reporting unit was estimated using both discounted cash flow and market approach. Such approaches are considered methodologies that market participants would use. This analysis requires significant judgments, including estimation of future cash flows, which is dependent on internal forecasts, estimation of long-term rate of growth for Puget Energy business, estimation of the useful life over which cash flows will occur, the selection of utility holding companies determined to be comparable to Puget Energy and determination of an appropriate weighted-average cost of capital or discount rate. The market approach estimates the fair value of the business based on market prices of stocks of comparable companies engaged in the same or similar lines of business. In addition, indications of market value are estimated by deriving multiples of equity or invested capital to various measures of revenue, earnings or cash flow. Changes in these estimates and/or assumptions could materially affect the determination of fair value and goodwill impairment of the reporting unit. Based on the test performed, management has determined that there was no indication of impairment of Puget Energy’s goodwill as of October 1, 2014. There were no known events or circumstances from the date of the assessment through December 31, 2014 that would impact management’s conclusion.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand bank deposits and short-term highly liquid investments with original maturities of three months or less at the time of purchase. The cash and cash equivalents balance at Puget Energy was $37.5 million and $44.3 million as of December 31, 2014 and 2013, respectively. The 2014 and 2013 balance consisted of cash equivalents, which are reported at cost and approximate fair value, and were $1.8 million and $2.6 million, respectively.

Materials and Supplies

Materials and supplies are used primarily in the operation and maintenance of electric and natural gas distribution and transmission systems as well as spare parts for combustion turbines used for the generation of electricity. Puget Energy and PSE record these items at weighted-average cost.

Fuel and Gas Inventory

Fuel and gas inventory is used in the generation of electricity and for future sales to the Company’s natural gas customers. Fuel inventory consists of coal, diesel and natural gas used for generation. Gas inventory consists of natural gas and Liquefied Natural Gas (LNG) held in storage for future sales. Puget Energy and PSE record these items at the lower of cost or market value using the weighted-average cost method.

Regulatory Assets and Liabilities

PSE accounts for its regulated operations in accordance with ASC 980 “Regulated Operations” (ASC 980). ASC 980 requires PSE to defer certain costs that would otherwise be charged to expense, if it is probable that future rates will permit recovery of such costs. It similarly requires deferral of revenues or gains and losses that are expected to be returned to customers in the future. Accounting under ASC 980 is appropriate as long as rates are established by or subject to approval by independent third-party regulators; rates are designed to recover the specific enterprise’s cost of service; and in view of demand for service, it is reasonable to assume that rates set at levels that will recover costs can be charged to and collected from customers. In most cases, PSE classifies regulatory assets and liabilities as long-term due to the length of the amortization. For further details regarding regulatory assets and liabilities, see Note 3.

Allowance for Funds Used During Construction

AFUDC represents the cost of both the debt and equity funds used to finance utility plant additions during the construction period. The amount of AFUDC recorded in each accounting period varies depending principally upon the level of construction work in progress and the AFUDC rate used. AFUDC is capitalized as a part of the cost of utility plant and is credited to interest expense and as a non-cash item to other income. Cash inflow related to AFUDC does not occur until these charges are reflected in rates.

The AFUDC rates authorized by the Washington Commission for natural gas and electric utility plant additions based on the effective dates are as follows:

Effective Date	Washington Commission AFUDC Rates
July 1, 2013 - present	7.77%
May 14, 2012 - June 30, 2013	7.80
April 8, 2010 - May 13, 2012	8.10

The Washington Commission authorized the Company to calculate AFUDC using its allowed rate of return. To the extent amounts calculated using this rate exceed the AFUDC calculated rate using the Federal Energy Regulatory Commission (FERC) formula, PSE capitalizes the excess as a deferred asset, crediting other income. The deferred asset is being amortized over the average useful life of PSE’s non-project electric utility plant which is approximately 30 years.

Revenue Recognition

Operating utility revenue is recognized when the basis of services is rendered, which includes estimated unbilled revenue, in accordance with ASC 605, “Revenue Recognition” (ASC 605). PSE’s estimate of unbilled revenue is based on a calculation using meter readings from its automated meter reading (AMR) system. The estimate calculates unbilled usage at the end of each month as the difference between the customer meter readings on the last day of the month and the last customer meter readings billed. The unbilled usage is then priced at published rates for each schedule to estimate the unbilled revenues by customer.

The non-utility subsidiary recognizes revenue when services are performed or upon the sale of assets. Revenue from retail sales is billed based on tariff rates approved by the Washington Commission. Sales of Renewable Energy Credits (RECs) are deferred as a regulatory liability.

Beginning July 1, 2013, PSE’s electric and gas operations contain a revenue decoupling mechanism under which PSE’s actual energy delivery revenues related to electric transmission and distribution, gas operations and general administrative costs are compared with authorized revenues allowed under the mechanism. Any differences are deferred to a regulatory asset for under recovery or regulatory liability for over recovery. Revenues associated with power costs under the PCA mechanism and PGA rates are excluded from the decoupling mechanism. The decoupling mechanism reduces earnings volatility, but does not materially affect the timing of cash flow due to the timing difference between the recognition of decoupling revenue and resulting impacts on rates.

Allowance for Doubtful Accounts

Allowance for doubtful accounts are provided for electric and natural gas customer accounts based upon a historical experience rate of write-offs of energy accounts receivable along with information on future economic outlook. The allowance account is adjusted monthly for this experience rate. The allowance account is maintained until either receipt of payment or the likelihood of collection is considered remote at which time the allowance account and corresponding receivable balance are written off.

The Company’s allowance for doubtful accounts at December 31, 2014 and 2013 was $7.5 million and $7.4 million, respectively.

Self-Insurance

PSE is self-insured for storm damage and environmental contamination occurring on PSE-owned property. In addition, PSE is required to meet a deductible for a portion of the risk associated with comprehensive liability, workers’ compensation claims and catastrophic property losses other than those which are storm related. The Washington Commission has approved the deferral of certain uninsured qualifying storm damage costs that exceed $8.0 million which will be requested for collection in future rates. Additionally, costs may only be deferred if the outage meets the Institute of Electrical and Electronics Engineers (IEEE) outage criteria for system average interruption duration index.

Federal Income Taxes

For presentation in Puget Energy and PSE’s separate financial statements, income taxes are allocated to the subsidiaries on the basis of separate company computations of tax, modified by allocating certain consolidated group limitations which are attributed to the separate company. Taxes payable or receivable are settled with Puget Holdings.

Natural Gas Off-System Sales and Capacity Release

PSE contracts for firm natural gas supplies and holds firm transportation and storage capacity sufficient to meet the expected peak winter demand for natural gas by its firm customers. Due to the variability in weather, winter peaking consumption of natural gas by most of its customers and other factors, PSE holds contractual rights to natural gas supplies and transportation and storage capacity in excess of its average annual requirements to serve firm customers on its distribution system. For much of the year, there is excess capacity available for third-party natural gas sales, exchanges and capacity releases. PSE sells excess natural gas supplies, enters into natural gas supply exchanges with third parties outside of its distribution area and releases to third parties excess interstate natural gas pipeline capacity and natural gas storage rights on a short-term basis to mitigate the costs of firm transportation and storage capacity for its core natural gas customers. The proceeds from such activities, net of transactional costs, are accounted for as reductions in the cost of purchased natural gas and passed on to customers through the PGA mechanism, with no direct impact on net income. As a result, PSE nets the sales revenue and associated cost of sales for these transactions in purchased natural gas.

Non-Core Gas Sales

As part of the Company’s electric operations, PSE provides natural gas to its gas-fired generation facilities. The projected volume of natural gas for power is relative to the price of natural gas. Based on the market prices for natural gas, PSE may use the gas it has already purchased to generate power or PSE may sell the already purchased natural gas. The net proceeds from selling natural gas, previously purchased for power generation, are accounted for in other electric operating revenue and are included in the PCA mechanism.

Production Tax Credit

Production Tax Credits (PTCs) represent federal income tax incentives available to taxpayers that generate energy from qualifying renewable sources. PSE records the benefit of the PTCs as a regulatory liability until such time as PSE utilizes the tax credit on its tax return. Once utilized, PSE will pass the benefit to customers.

Accounting for Derivatives

ASC 815 requires that all contracts considered to be derivative instruments be recorded on the balance sheet at their fair value unless the contracts qualify for an exception. PSE enters into derivative contracts to manage its energy resource portfolio and interest rate exposure including forward physical and financial contracts and swaps. Some of PSE’s physical electric supply contracts qualify for the Normal Purchase Normal Sale (NPNS) exception to derivative accounting rules. PSE may enter into financial fixed price contracts to economically hedge the variability of certain index-based contracts. Those contracts that do not meet the NPNS exception are marked-to-market to current earnings in the statements of income, subject to deferral under ASC 980, for energy related derivatives due to the PCA mechanism and PGA mechanism.

Puget Energy and PSE elected to de-designate all energy related derivative contracts previously recorded as cash flow hedges for the purpose of simplifying its financial reporting in 2009. The contracts that were de-designated related to physical electric supply contracts and natural gas swap contracts used to fix the price of natural gas for electric generation. For these contracts and for contracts initiated after such date, all mark-to-market adjustments are recognized through earnings. The amount previously recorded in accumulated OCI is transferred to earnings in the same period or periods during which the hedged transaction affects earnings or sooner if management determines that the forecasted transaction is probable of not occurring. As a result, the Company will continue to experience the earnings impact of these reversals from OCI in future periods. When these contracts are settled, the contract price becomes part of purchased electricity or electric generation fuel which becomes part of PSE’s PCA mechanism and the unrealized gain or loss is listed separately under energy costs, as it represents the non-rate treatment of energy costs.

The Company may enter into swap instruments or other financial derivative instruments to manage the interest rate risk associated with its long-term debt financing and debt instruments. As of December 31, 2014, Puget Energy has interest rate swap contracts outstanding related to its long-term debt. For additional information, see Note 9 Accounting for Derivative Instruments and Hedging Activities.

Fair Value Measurements of Derivatives

ASC 820, “Fair Value Measurements and Disclosures” (ASC 820), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). As permitted under ASC 820, the Company utilizes a mid-market pricing convention (the mid-point price between bid and ask prices) as a practical expedient for valuing the majority of its assets and liabilities measured and reported at fair value. The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated or generally unobservable. The Company primarily applies the market approach for recurring fair value measurements as it believes that the approach is used by market participants for these types of assets and liabilities. Accordingly, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company values derivative instruments based on daily quoted prices from an independent external pricing service. When external quoted market prices are not available for derivative contracts, the Company uses a valuation model that uses volatility assumptions relating to future energy prices based on specific energy markets and utilizes externally available forward market price curves. All derivative instruments are sensitive to market price fluctuations that can occur on a daily basis. For additional information, see Note 10 Fair Value Measurements.

Debt Related Costs

Debt premiums, discounts, expenses and amounts received or incurred to settle hedges are amortized over the life of the related debt for the Company. The premiums and costs associated with reacquired debt are deferred and amortized over the life of the related new issuance, in accordance with ratemaking treatment for PSE.

Accumulated Other Comprehensive Income (Loss)

The following tables set forth the components of the Company’s accumulated other comprehensive income (loss) at:

Puget Energy	December 31,
(Dollars in Thousands)	2014	2013
Net unrealized loss on energy derivative instruments	$(333)	$(705)
Net unrealized loss on interest rate swaps	—	(94)
Net unrealized loss and prior service cost on pension plans	(36,710)	48,514

Total Puget Energy, net of tax	$(37,043)	$47,715

Puget Sound Energy	December 31,
(Dollars in Thousands)	2014	2013
Net unrealized loss on energy derivative instruments	$(686)	$(2,027)
Net unrealized loss on treasury interest rate swaps	(5,990)	(6,307)
Net unrealized loss and prior service cost on pension plans	(164,281)	(87,405)

Total PSE, net of tax	$(170,957)	$(95,739)